UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 08, 2021

Alector, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38792	82-2933343
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

131 Oyster Point Blvd. Suite 600
South San Francisco, California		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 231-5660

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ALEC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 8, 2021, Alector, Inc. (“Alector”) appointed Linda Rubinstein as Alector’s interim Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer. Ms. Rubinstein will serve in such positions until her successor is appointed or until Ms. Rubinstein’s earlier resignation or removal.

Ms. Rubinstein is a partner at FLG Partners, LLC (“FLG Partners”), a chief financial officer services and board advisory consulting firm.

Ms. Rubinstein, 55, has been a partner at FLG Partners since September 2010 and has served as consulting Chief Financial Officer for multiple clients for FLG Partners, including Apexigen, Inc., ArmaGen Technologies, Inc., Five Prime Therapeutics, Inc., Kezar Life Sciences, Inc., True North Therapeutics, Inc. (now part of Sanofi), iPierian, Inc. (now part of Bristol-Myers Squibb Company), PaxVax, Inc., Ingenuity Systems, Inc. (now part of QIAGEN N.V.) and others. Ms. Rubinstein has over 30 years of operational, financial and capital markets experience in the life sciences sector. She holds a B.A. and an M.A. in Economics from the University of California, Los Angeles.

In connection with retaining Ms. Rubinstein as its interim Chief Financial Officer, Alector entered into a Confidential Consulting Agreement with FLG Partners, effective September 3, 2021 (the “Consulting Agreement”), pursuant to which FLG Partners will serve as an independent contractor to Alector. Alector will pay FLG Partners at a rate of $600 per hour for Ms. Rubinstein’s services. The foregoing description of the Consulting Agreement is only a summary and is qualified in its entirety by reference to the Consulting Agreement, a copy of which will be filed as an exhibit to Alector’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2021.

In conjunction with Ms. Rubinstein’s appointment, Mr. Calvin Yu will no longer serve as Alector’s Principal Financial Officer or Principal Accounting Officer. He will continue to serve as Alector’s Vice President, Finance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALECTOR, INC.

Date:	September 8, 2021	By:	/s/ Arnon Rosenthal
Arnon Rosenthal, Ph.D. Co-founder and Chief Executive Officer